UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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MEDIA GENERAL, INC.

(Name of Registrant as Specified In Its Charter)

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The presentation entitled “Rebuilding Value at Media General” attached hereto as Exhibit 1, is filed herewith as additional solicitation materials by Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P.

Exhibit 1

Rebuilding Value at

April 1, 2008

HARBINGER CAPITAL PARTNERS

Introductions

-- Thank you

-- Attendees from Harbinger

-- Class A nominees

-- Presentation available on EDGAR

Agenda

-- Opening Remarks

-- Media General Today: How Did We Get Here?

-- Prescription For The Company

-- Our Nominees

Opening Remarks

Harbinger’s Investment

-- Harbinger is Media General’s second largest shareholder,
with an 18.2% stake

-- We invested because we believed MEG was undervalued
and an attractive investment, and that management would
act quickly to address the company's declining share price

-- The stock has declined 59% since we first invested ten
months ago

-- We're here today, nearly a year after we first became a
shareholder, because we believe the time is appropriate to
enhance the composition of the board in order to rebuild
value for all shareholders

Summary of Our Views

1. We believe Media General has been falling behind
its peers for years, has a consistent but consistently
flawed strategy, and has made some major mistakes

-- We believe the composition of the board and the
exclusive presence of directors nominated solely by
the Class B-controlled nominating committee have
allowed these things to occur

-- Moreover, we don't believe the company feels
accountable to its majority public shareholders

Summary of Our Views

2. Fixing the company and re-focusing it on rebuilding
shareholder value is possible and doesn't require a
silver bullet

-- In this presentation, we've set forth a series of
strategic and operational principles and initiatives that
we believe will get the company back on track

3. We have nominated three outstanding individuals
who will work with the other directors and help re-
focus the board and management on the company's
core mission of maximizing value for all shareholders

Notes About the Data

-- For comparisons to peers we used three sets of
comparables

-- All data for comparables is taken from their  fiscal
year end 2007 annual reports unless otherwise noted

Washington Post

Young

Scripps

Sinclair

Meredith

Nexstar

Journal
Communications

McClatchy

Lin TV

Gannett

Lee Enterprises

Hearst-Argyle

Belo (pre-split)

Journal Register

Gray

Combined media

Pureplay newspapers

Pureplay broadcasters

Media General Today:

How Did We Get Here?

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Economic Stake
Board Seats
Class A public holders
Class B holders

Board Composition

-- To date, 100% of the board has been elected exclusively by holders of a 2% economic interest in the company or nominated exclusively by the Class B-controlled nominating committee

-- The majority public shareholders representing a 98% economic interest have never elected directors independent of Class B control

Elected by Class A shareholders
but nominated by Class B-
controlled nominating committee

Elected by Class B shareholders

Board Composition: Class A Directors

-- The three current Class A directors were all nominated by the Class B-controlled nominating committee

-- Two of them are lifelong academicians with no stated
business, finance or public board experience except for the
Media General board, and have never purchased MEG
shares personally

-- The third has financial and board experience, but is the
longest serving non-executive director on the board (19
years) and has no stated non-Media General media
experience – whether as an executive, investor, board
member or consultant

The Company’s Stated Strategy

“The Company is committed to … successfully executing its
convergence strategy through diversification, forging new partnerships, and through strategic plans to sell non-core assets and operations.”

“The Company seized strategic opportunities in 2006 which included the acquisition of four NBC owned and operated television stations as well as the disposition of several CBS stations in markets which were not strategically aligned with the Company’s vision.”

“The Company recognizes the challenges facing its Publishing Division not only from Internet competition, but also … from a generally soft economy and from a sharp downturn in Florida’s economy…. While speculation continues to exist regarding the pace and intensity of a shift away from traditional print advertising, the Company has taken steps to reposition its newspapers to embrace this change.”

                                                                     – Media General Inc. 2007 Annual Report

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$ Thousands
2004
2005
2006
2007

The Board Has Failed Its Shareholders

Consolidated net free cash flow (EBITDA less capex
less interest) has fallen 65% since 2005 and 80% since
2004…

-80%

-65%

$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
3/29/04
6/29/04
9/29/04
12/29/04
3/29/05
6/29/05
9/29/05
12/29/05
3/29/06
6/29/06
9/29/06
12/29/06
3/29/07
6/29/07
9/29/07
12/29/07

…hurting the company’s stock price, which has fallen
steadily for the last four years…

The Board Has Failed Its Shareholders

4-Year Stock Price Performance Compared to S&P 500

160
140
120
100
80
60
40
20
0
3/29/04 = 100
3/29/04
6/29/04
9/29/04
12/29/04
3/29/05
6/29/05
9/29/05
12/29/05
3/29/06
6/29/06
9/29/06
12/29/06
3/29/07
6/29/07
9/29/07
12/29/07
MEG
S&P 500

…and has substantially underperformed both the
broader market...

The Board Has Failed Its Shareholders

2-Year Stock Price Performance Compared to Combined Media Peers
3/29/06 = 100
140
120
100
80
60
40
20
0
3/29/06
5/29/06
7/29/06
9/29/06
11/29/06
1/29/07
3/29/07
5/29/07
7/29/07
9/29/07
11/29/07
1/29/08
MEG
GCI
JRN
MDP
SSP
WPO
BLC/AHC

…as well as its peers among combined media
companies.

The Board Has Failed Its Shareholders

EBITDA Margin
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Washington Post
Media General
Journal Register
Journal Comms.
Meredith
Belo
McClatchy
Lee Enterprises
Gannett
Young
Scripps
Gray
Lin TV
Nexstar
Hearst-Argyle
Sinclair

Capex as % of Revenues
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Gannett
Meredith
McClatchy
Lee Enterprises
Sinclair
Young
Belo
Scripps
Journal Register
Journal Comms.
Lin TV
Washington Post
Nexstar
Hearst-Argyle
Gray
Media General

Poor Consolidated Performance

-- In 2007, on a
consolidated basis,
Media General reported
nearly the lowest
EBITDA margin within all
three of its peer groups

-- But the company
outspent all of its peers,
reporting the highest
ratio of capital
expenditures to
revenues

Broadcast Cash Flow Margin
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Journal Comms.
Media General
Scripps
Gray
Young
Meredith
Nexstar
Belo
Lin TV
Gannett
Washington Post
Hearst Argyle
Sinclair

Operating Cash Flow Margin
30%
25%
20%
15%
10%
5%
0%
Washington Post
Journal Comms.
Journal Register
Belo
Meredith
Media General
McClatchy
Lee Enterprises
Gannett
Scripps

Poor Segment Performance – BCF/OCF

-- In 2007, Media General
also reported nearly the
lowest broadcast cash
flow (BCF)margin
among all of its
broadcasting peers

-- The company reported
publishing operating
cash flow in line with the
average of its publishing
peers

Free Cash Flow Margin
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Journal Comms.
Media General
Scripps
Gray
Meredith
Young
Nexstar
Lin TV
Belo
Hearst-Argyle
Washington Post
Gannett
Sinclair

Free Cash Flow Margin
25%
20%
15%
10%
5%
0%
Washington Post
Journal Register
Journal Comms.
Media General
Belo
Meredith
Scripps
Lee Enterprises
McClatchy
Gannett

Poor Segment Performance – FCF

-- As a result, the
company’s free cash flow
(FCF) margin for broadcast
was less than half of the
peer average

-- The company’s
publishing FCF margin
was also less than the
peer average

Average = 33%

Average = 17%

-- However, the company also outspent all of its peers in
capex in both broadcast and publishing

Free Cash Flow as % of Assets
35%
30%
25%
20%
15%
10%
5%
0%
Media General
Journal Comms.
Meredith
Belo
Gannett
Scripps
Washington Post

Free Cash Flow as % of Assets
25%
20%
15%
10%
5%
0%
Media General
Washington Post
Scripps
Gannett
Journal Comms.
Belo
Meredith

Poor Segment Performance – FCF/Assets

-- In addition, the
company produced only
a 4% free cash flow
return on broadcast
assets

-- And only an 8% free
cash flow return on
publishing assets

8%

4%

-- In April 2006, the company announced the acquisition of
four NBC owned and operated affiliate stations for
approximately $600 million

-- The stations were located in Birmingham AL, Raleigh, NC,
Columbus, OH, and Providence, RI

-- Within weeks of the announcement in April 2006, the
company’s stock fell more than 10% as we believe the market
concluded that the company had substantially overpaid and
had lost geographic focus by buying large stations outside
the southeast

-- We believe the acquisition also left the company exposed to excessive risk from network affiliate concentration with NBC

2006 NBC Station Acquisition:
Company Overpaid Substantially

Acquisition Multiple of BCF
25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
14.0x
13.0x
10.0x
10.0x
18.0x
20.2x

-- The company has made conflicting statements regarding
the BCF multiple paid in the acquisition

-- Based on our estimates, actual forward multiples were
substantially higher than company’s statements then and
now

2006 NBC Station Acquisition:
Company Overpaid Substantially

Sources: (1) Media General press release dated 4/6/06; (2) Media General press release dated 6/26/06; (3) Media General letter dated 3/19/08 attached to 14A proxy materials;
(4)Estimates based on: reported full-year 2005 operating income before depreciation and amortization of $30.3 million for stations acquired; reported full-year 2006 revenues of
$111 million for stations acquired and reported 2006 broadcast segment operating cash flow margin of 33.6% for Media General consolidated; and reported full-year 2007 revenues of $90 million for stations acquired and reported 2007 broadcast segment operating cash flow margin of 25.6% for Media General consolidated

Reported

2004-5 (1)

Reported 2004-5

Assumes synergies

(1)

Reported 2004-5

Assumes synergies

and tax savings (2)

Reported

2004-5 (3)

Est. 2005-6

(4)

Est. 2006-7

(4)

Reported by company

Harbinger estimates

Number of Duopolies in Station Group
25
20
15
10
5
0
Young
Washington Post
Media General
Gray
Scripps
Journal Comms.
Meredith
Hearst-Argyle
Gannett
Belo
Lin TV
Nexstar
Sinclair

Average Broadcast Cash Flow Margin
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
0-1
2-5
6+
Number of Duopolies in TV Station Group

Very Limited Use of Broadcast Duopolies

-- Unlike most of its
broadcast peers, Media
General has not
exploited duopoly
opportunities

-- Use of TV broadcast
duopolies is correlated
to higher BCF margins
among Media General’s
peer group

No Material Retrans Revenues

-- Also, unlike many of its broadcast peers, Media
General appears not to have pursued opportunities to
secure retransmission consent revenues in the past

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1/2/03
4/2/03
7/2/03
10/2/03
1/2/04
4/2/04
7/2/04
10/2/04
1/2/05
4/2/05
7/2/05
10/2/05
1/2/06
4/2/06
7/2/06
10/2/06
1/2/07
4/2/07
7/2/07
10/2/07
1/2/08
NTN Share Price

Ill-Conceived NTN Buzztime Investment

-- In May 2003 and again in January 2004, Media General made investments in NTN Buzztime Inc., a loss-making public
company that produces interactive electronic entertainment,
and placed a representative on the NTN board.

-- To date, the investment has lost 71% of its value.

MEG invested

MEG invested

Ill-Conceived Internet Acquisitions

-- In July 2005, Media General acquired BlockDot Inc. , an
online advergaming and game development company.  In
February 2008, the company acquired DealTaker.com , an
online social shopping portal and couponing website.

-- The acquisitions of BlockDot and DealTaker.com put Media
General in the business of sponsoring non-core internet
ventures and put it into direct competition with the global
internet giants, creative agencies, better-capitalized online gaming companies and dozens of online coupon sites in a
very crowded market

-- We believe Media General could have purchased online
game and coupon features for its websites rather than spend
shareholders’ capital to buy the BlockDot and DealTaker.com
businesses

Net Debt / EBITDA
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Washington Post
Scripps
Meredith
Journal Comms.
Gannett
Belo
Media General

Dividend Yield
7%
6%
5%
4%
3%
2%
1%
0%
Washington Post
Scripps
Meredith
Belo
Journal Comms.
Gannett
Media General

Excessive Leverage and Dividend Yield

-- Media General has
accumulated the highest net
leverage of all its combined
media peers

-- This condition will persist
even pro forma for the
company’s debt reduction
initiatives

-- The company also has the
highest dividend yield on its
stock, which restricts the
company’s ability to
deleverage

Note: Belo dividend yield based on weighted average of BLC and AHC.
Dividend yields based on stock prices as of 3/28/08.

Solutions Exist

-- Despite the challenges the company faces, we
believe straightforward solutions exist and can be
implemented with the benefit of new perspectives at
the board level

Prescription For The Company

Change Must Start at the Board

-- The Class A shareholders need to ensure they are
represented by truly independent directors, and should
elect individuals who do not owe their nomination to the
Class B directors

-- The Class A directors should bring a mix of perspectives
that match the specific challenges the company faces, in
particular  poor broadcast performance, what we believe
have been  questionable capital allocation decisions and
turnaround management in a changing media environment

-- The board must be open to new ideas and must re-
dedicate itself to the company’s core mission of rebuilding
value for all shareholders

Restart Broadcast Division

-- Implement  substantial increase in management
attention and  higher standards given its severe
underperformance relative to peers

-- Pursue  duopolies

-- Pursue cable  retransmission consent opportunities

-- Reduce spending and apply more  scrutiny to
cost/benefit and payback analysis

-- Be opportunistic but  disciplined with future
acquisitions and divestitures

Improve Publishing Division

-- Cut costs more aggressively

-- Implement  higher standards given its
underperformance

-- Reduce spending and apply more  scrutiny to
cost/benefit and payback analysis

-- Be opportunistic but  disciplined with future
acquisitions and divestitures

-- Most urgently, consider alternatives for Florida
market properties

Refocus the Online/Interactive Strategy

-- Exit non-core businesses, including BlockDot and
DealTaker.com, and sell stake in NTN Buzztime

-- Avoid further acquisitions of non-core online
ventures that require national platform or brand to
maximize value or that don’t provide unique strategic
synergy

-- Focus instead on enhancing the websites of the
company’s core television and newspaper properties
to directly leverage and magnify their content, reach
and value and produce meaningful incremental cash
flows

Regain Geographic Focus

-- Regain geographic focus, for example through the
sale of the NBC stations in Columbus, OH and
Providence, RI

Improve Capital Allocation Decisions

-- Be more disciplined on acquisitions and more
conservative regarding projections to avoid a repeat of
the NBC acquisition mistake and other ill-fated
transactions

-- Tie transaction-related management compensation
to achieving projected performance for assets
acquired, and in general  tie management
compensation more directly to creation of shareholder
value

-- Apply more  rigorous analysis to determine the
impact of capital allocations on shareholder value

Consider Full Range of Strategic Options

-- As a routine matter in the normal course, continually
consider the full range of strategic options
(acquisitions or divestitures, financing transactions,
spin-off transactions, mergers, joint ventures, etc.)
available to the company in order to preserve, rebuild
and maximize value for all shareholders

Aggressively Reduce Debt and Rethink Dividend

-- Redouble efforts to  reduce leverage

-- Consider reducing the company’s dividend to enable
further debt reduction

Change Must Start at the Board

-- In order to achieve these changes, we believe the Class A shareholders should elect directors who bring the right mix
of perspectives that match the specific challenges the
company faces, in particular:

                                 - Poor broadcast performance

                                 - Questionable capital allocation decisions

                                 - Need for an operational turnaround

Our Nominees

Our Nominees

-- J. Daniel Sullivan: veteran broadcasting executive
with 35 years of experience and an active senior
broadcasting consultant and media investor

-- Eugene I. Davis: chief executive officer of Pirinate
Consulting Group, a privately held consulting firm
specializing in turn-around management, M&A
consulting, and strategic planning advisory services

-- F. Jack Liebau Jr.: president and founder of Liebau
Asset Management Company and portfolio manager
with over two decades of investing experience

J. Daniel Sullivan

Extensive broadcast experience

-- Over 30 years experience as an executive and has
held four C-level positions in the last two decades

-- Started at the ground level in 1973 as an account
executive at WTVK in Knoxville, TN

-- Ultimately rose to operate, manage or own more
than 60 TV stations over his career and has bought or
sold more stations than Media General now owns

J. Daniel Sullivan

Extensive broadcast experience

-- Founded and was CEO of three substantial
broadcasting companies starting in 1987

                                 - Clear Channel TV (eventually sold to PEP)

                                 - Sullivan Broadcasting (sold to Sinclair)

                                 - Quorum (merged with Nexstar)

-- Teamed with private equity partners to bid for the New
York Times TV station group, Clear Channel TV, and the
Fox group

-- Currently a director at KDOC-TV in Los Angeles and a
senior consultant there

J. Daniel Sullivan

Broadcast-related Internet experience

-- Led the internet strategy at each of his last three
companies as CEO and has been at the forefront of
creating an online presence for his stations since the
emergence of the internet as a commercial medium

-- Led internet strategy at Quorum

-- Was an early adopter of websites at Sullivan
Broadcasting in the 1990s

-- Launched online strategy at Clear Channel and was
one of the earliest clients of WorldNow

J. Daniel Sullivan

Financial successes

-- Created well over $1 billion of shareholder value in his
last three positions as CEO

-- At Clear Channel TV, Dan started with $120 million in
equity capital and built over $1 billion of equity value over 8 years by the time he left

-- With Sullivan Broadcasting, Dan generated a 300% return
for his private equity backers over two years

-- Quorum was clipped by 9/11 but Dan converted challenge
to success by merging with Nexstar, which then went
public

Eugene I. Davis

Career working for companies in transition

-- Chairman and CEO of Pirinate Consulting Group, which
specializes in turnaround management, strategic planning
and board advisory services

-- Extensive public board experience

-- Previously held CEO, COO, and CFO positions for
various public companies in transition across a range of
industries

-- Originally a partner and head of corporate and securities at a Dallas law firm

Eugene I. Davis

Relevant media experience

-- Gene has served on the boards of Granite
Broadcasting and Ion Media and serves on the board
of a book publisher

Eugene I. Davis

Financial successes

Gene has helped facilitate increases in shareholder
value during his tenure on many boards where the
companies undertook substantial strategic
transactions or operational turnarounds

-- American Commercial: 14x increase in share price

-- Atlas Air: 3x increase in share price

-- Chembulk Tankers: 1x increase in TEV

-- Choice One Comms.: 4x increase in share price

-- Contifinancial: 4x increase in asset value

-- Flag Telecom: 30x increase in share price

Eugene I. Davis

Financial successes

Gene has helped facilitate increases in shareholder
value during his tenure on many boards

-- General Chemical: 7x increase in TEV

-- Metals USA: 7x increase in share price

-- Metrocall: 150x increase in share price

-- Oglebay Norton: 2.5x increase in share price

-- TelCove: 12x increase in TEV

-- Tipperary: 7x increase in share price

F. Jack Liebau Jr.

Portfolio manager with over 20 years experience

-- President and founder of Liebau Asset Management,
an investment manager for individuals, foundations
and corporations established in 2003

-- Previously, Jack was a top-rated portfolio manager
at Primecap Management Company from 1986 to 2003,
and prior to that was ananalyst at Capital Research
Company

-- Jack is often quoted in the national media regarding
the broadcast and newspaper sectors

F. Jack Liebau Jr.

Lifelong focus on media companies

-- Has covered Media General and its peers for more than
two decades as an investor, wrote a profile of Media
General for Barron’s

-- Covered media and entertainment as portfolio manager
at Primecap and an analyst at Capital Research Company

-- Worked as a reporter and assistant to the publisher of
the Los Angeles Times early in his career

-- Is a MEG shareholder

Our Nominees’ Commitment

-- Work together.  Our nominees commit to work
actively and constructively with the other board
members to provide guidance and perspective to
management

-- Personal financial commitment.  If elected, each of
our nominees commits to personally acquire at least
5,000 shares in the first year of service

-- Two of the three current Class A directors have
never bought a share of the company’s stock

Comparison of Slates

-- Harbinger’s slate brings unmatched experience and
perspective

X

Extensive knowledge of
newspaper sector

X

Deep firsthand
broadcasting expertise

X

All candidates commit
to purchase shares

X

Extensive public board
experience

X

All candidates have
business experience

X

Substantial turnaround
experience

Harbinger slate

Company slate

Rebuilding Value at

HARBINGER CAPITAL PARTNERS

Disclaimers

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions or potential impact on the business or stockholders of Media General, Inc. (“Media General” or the “Company”).
These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, the ability to successfully solicit sufficient proxies to elect Harbinger’s nominees to the Company’s board of directors, the ability of Harbinger’s nominees to influence the Class B directors and the management of the Company and to improve the corporate governance and strategic direction of the Company, and risk factors associated with the business of the Company, as described in the Company’s annual report on Form 10-K for the fiscal year ended December 30, 2007, and in other periodic reports of the Company, which are available at no charge at the website of the Securities and Exchange Commission at http://www.sec.gov. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results.

IMPORTANT

On March 19, 2008, Harbinger filed a definitive proxy statement with the SEC to solicit proxies in connection with the 2008 Annual
Meeting of stockholders of Media General, Inc. to be held on April 24, 2008.  Company stockholders are encouraged to read the definitive proxy statement and other proxy materials relating to the 2008 Annual Meeting because they contain important information, including a description of who may be deemed to be “participants” in the solicitation of proxies and the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation.  Such proxy materials are available at no charge on the SEC’s website at http//www.sec.gov.  In addition, stockholders may also obtain a free copy of the definitive proxy statement and other proxy materials by contacting our proxy solicitors, Innisfree M&A Incorporated, toll free at (888) 750-5834.